KOL PANEL DISCUSSION ACR-368 ENDOMETRIAL CANCER TRIAL February 27, 2026 Exhibit 99.1

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Today’s agenda Welcome Adam Levy, Ph.D., M.B.A., CFO Introduction Peter Blume-Jensen, M.D., Ph.D., CEO ACR-368 Clinical Data Overview Brian Slomovitz, M.D. Q&A and Discussion Moderator: Mansoor Raza Mirza, M.D., CMO KOL Panelists: Ramez Eskander, M.D. Robert Coleman, M.D. Domenica Lorusso, M.D., Ph.D. Brian Slomovitz, M.D. Audience Q&A All Adjourn Peter Blume-Jensen, M.D., Ph.D., CEO

Today’s Participants Robert Coleman, M.D. GOG Partners, Special Advisor to the President; GOG Foundation, Vice President; Texas Oncology, US Oncology Network; CMO, Vaniam group Brian Slomovitz, M.D. Member of the Board of Directors, GOG Foundation and the Uterine Cancer Lead, GOG Partners; Director of Gynecologic Oncology and Co-chair of the Cancer Research Committee at Mount Sinai Medical Center; Professor of Obstetrics and Gynecology at Florida International University Domenica Lorusso, M.D., Ph.D. Chair, the MITO (Multicenter Italian Trials in Ovarian Cancer and Gynecological Malignancies) Group; Member of ENGOT (European Network of Gynecological Oncological Trial groups); Director of Gynecological Oncology unit at Humanitas Hospital San Pio X, Milan; Professor of Obstetrics and Gynecology, Humanitas University, Rozzano Ramez Eskander, M.D. Julie St. John Endowed chair in Gynecologic Oncology, Professor, Department of Obstetrics, Gynecology and Reproductive Sciences, Clinical Trials Medical Director, Fellowship Director – Gynecologic Oncology, UCSD Health, Rebecca and John Moores NCI Designated Comprehensive Cancer Center Mansoor Raza Mirza, M.D. Chief Medical Officer, Acrivon Therapeutics, Former Chief Oncologist at Copenhagen Univ. Hospital; Honorary Congress President of the European Society of Gynecological Oncology (ESGO) Peter Blume-Jensen, M.D., Ph.D. Chief Executive Officer, President and Co-Founder, Acrivon Therapeutics; Inventor of the AP3 Platform

ESGO CONGRESS 2026

27th European Congress on Gynaecological Oncology
FEBRUARY 26–28 | 2026
COPENHAGEN | DENMARK

CLINICAL ACTIVITY OF ACR-368 IN PATIENTS WITH ENDOMETRIAL CARCINOMA PROSPECTIVELY SELECTED BY ONCOSIGNATURE A PHASE 2 STUDY - ACR-368-201/GOG3082

(NCT05548296)

Panagiotis Konstantinopoulos[1], Mihae Song[2], Ramez N Eskander[3], Daniela Matei[4], Ira Winer[5], William H Bradley[6], Lindsay Brubaker[7], Michael Guy[8], Donna Mcnamara[9], Rachael Turner[10], Chrisann Kyi[11], Robert L Coleman[12], Stephanie Blank[13], David M. O'Malley[14], Bradley J. Monk[15], Katherine Harris[16], Monica Phadnis[16], Erick Gamelin[16], Mansoor Raza Mirza[16], Brian Slomovitz[17]

[1]Dana-Farber Cancer Institute, Boston, MA, United States, [2]City of Hope Comprehensive Cancer Center – Duarte, Duarte, CA, United States, [3]UC San Diego Health, San Diego, CA, United States, [4]Northwestern Medicine, Chicago, IL, United States, [5]Wayne State University/ Karmanos Cancer Institute, Detroit, MI United States, [6]Medical College of Wisconsin, Milwaukee, WI, United States, [7]University of Colorado Cancer Center, Aurora, CO, United States, [8]Miami Valley Hospital South, Centerville, OH, United States, [9]John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ, United States, [10]University of Rochester Medical Center, Rochester, NY, United States, [11]Memorial Sloan Kettering Cancer Center, New York, NY, United States, [12]Texas Oncology - The Woodlands, The Woodlands, TX, United States, [13]Mount Sinai Hospital, New York, NY, United States, [14]The Ohio State University Comprehensive Cancer Center - James, Columbus, OH, United States, [15]Florida Cancer Specialists & Research Institute, West Palm Beach, FL, United States, [16]Acrivon Therapeutics Inc., Watertown, MA, United States, [17]Mount Sinai Medical Center, Miami Beach, FL, United States

congress.esgo.org

Acrivon Therapeutics

Background, Study Rationale & Design

- The ACR-368 OncoSignature™ is a tumor agnostic, functional Biomarker (BM) test designed to prospectively predict benefit from ACR-368 (prexasertib), a potent, selective CHK1/2 inhibitor.
- It is composed of 3 protein biomarkers that measure the tumor's addiction to CHK1/2-mediated DNA repair independent of genetic alterations.
- Screening with Acrivon's OncoSignature BM test across routine-processed (FFPE) human tumor types, predicted endometrial cancer (EC) to be particularly sensitive to ACR-368.

Subjects relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

↓

OncoSignature®
BM-Stratified Cohorts with Prospective Response Prediction
Subjects with high-grade EC ≤3 lines of prior therapy

Arm 1 (BM+)	Arm 2 (BM-)
ACR-368 (105mg/m2 iv q14d)	**ACR-368** (105mg/m2 iv q14d) + **ULDG* sensitization** (10mg/m2 iv q14d)
(N=71)	(N=~150)
Primary endpoint ORR: RECIST 1.1	**Exploratory Arm**

*ULDG = ultra low dose gemcitabine

ESGO CONGRESS 2026
ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos

Acrivon Therapeutics

Demographics and baseline characteristics

Subject Demographics	Arm 1 (BM+) N = 40	Arm 2 (BM-) N = 48
Median Age (range)	**66.0** (40, 77)	**66.0** (49, 80)
Race, n (%)		
White	29 (72.5)	29 (60.4)
Black/African American	6 (15)	10 (20.8)
Asian	1 (2.5)	4 (8.3)
American Indian or Alaska Native	0	0
Native Hawaiian or other pacific islander	1 (2.5)	0
Other	1 (2.5)	4 (8.3)
Unknown	2 (5)	1 (2.1)
Stage, n (%)		
III	10 (25)	18 (37.5)
IV	30 (75)	29 (60.4)
Unknown	0	1 (2.1)
Histology, n (%)		
Serous	**20 (50)**	**16 (33.3)**
Clear-cell carcinoma	2 (5)	4 (8.3)
Carcinosarcoma	6 (15)	10 (20.8)
Endometroid, G3	9 (22.5)	15 (31.3)
Other	3 (7.5)	3 (6.3)
ECOG Status at Baseline, n (%)		
0	20 (50)	25 (52)
1	20 (50)	23 (48)

Subject Demographics	Arm 1 (BM+) N = 40	Arm 2 (BM-) N = 48
Median (Mean) Number of Prior Lines	2 (2)	2 (2)
Best Overall Response to Last Prior Line		
Refractory	9 (22.5)	15 (31.3)
Relapsed disease	31 (77.5)	33 (68.7)
Unknown	0 (0)	0 (0)
MMR Status, n (%)		
pMMR	28 (70)	29 (60.4)
dMMR	1 (2.5)	6 (12.5)
Unknown	11 (27.5)	13 (27.1)
TP53 Status, n (%)		
Mutant	24 (60)	15 (31.3)
Wildtype	6 (15)	11 (22.9)
Unknown	10 (25)	22 (45.8)
Prior exposure to PD-1/PD-L1, n (%)		
Yes	39 (97.5)	46 (95.8)
No	1 (2.5)	2 (4.2)
Prior exposure to Pembro/Len, n (%)		
Yes	19 (47.5)	20 (41.7)
No	21 (52.5)	28 (58.3)

Non QC'ed data based on EDC data extract as of 01/13/2026

ESGO CONGRESS 2026 ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos

Significant Response in Arm 1 (BM+) ITT Population Treated with ACR-368 ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos * Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 # # ORR = 39% (95% CI, 24 - 56) n = 31 DCR: 80.6%, CBR (16 weeks): 61.3% BOR by RECIST 1.1 on study treatment* Best overall response (BOR) DCR: Disease Control Rate (CR+PR+SD) CBR: Clinical Benefit Rate [(CR+PR)+(SD >16 weeks)]

# # # Better ORR Observed in Subjects with ≤2 Prior lines of Therapy ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos n = 25 n = 35 ORR = 26% (95% CI, 14 - 42) ORR = 44% (95% CI, 27 - 63) Arm 1 (BM+)  ACR-368 ARM 2 (BM-) ACR-368 + ULDG BOR by RECIST 1.1 on study treatment* * Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025

Significant ORR in Serous All-Comer Population with ≤ 2 Prior Lines of Therapy ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos # # # n = 23 n = 37 Serous (≤ 2 Prior Lines) Non-Serous (≤ 2 Prior Lines) ORR = 22% (95% CI, 11 - 37) ORR = 52% (95% CI, 33 - 71) DCR: 74%, CBR (16 weeks): 65% BOR by RECIST 1.1 on study treatment* * Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025

Favorable Safety Profile ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos Treatment-Related Adverse Events N = number of subjects (%) Arm 1 (ACR-368) N=40 Grades 3/4 Arm 2 (ACR-368 + ULDG) N=48 Grades 3/4 Thrombocytopenia 9 (22) 17 (34) Anemia 11 (27) 22 (46) Leukopenia 6 (15) 11 (23) Neutropenia 10 (25) 16 (33) Febrile neutropenia 2 (5) 4 (8) Acute kidney injury 2 (5) 0 TRAEs with Grades 3/4 percentages ≥5% for either group are included in this table. No fatal TRAE in either group. G-CSF is encouraged for ACR-368 monotherapy and mandated for ACR-368 + ULDG Limited, transient, mechanism-based hematological AEs Notable Absence of GI toxicities, ILDs, stomatitis, ocular toxicity, peripheral neuropathy, etc. Data-cut of 01/13/2026

Acrivon Therapeutics

Conclusions

- ACR-368 is active in BM+ EC
- Serous EC shows particularly high ORR in both BM+ and BM- tumors
- ACR-368 has a favorable safety profile
- Arm 3 is evaluating ACR-368 with ULDG in serous EC all-comer (biopsy-independent) population with ≤2 prior LoT
- The study is being expanded to >20 EU sites

Subjects relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

OncoSignature®

BM-Stratified Cohorts with Prospective Response Prediction (US only)
Subjects with ≤3 lines of prior therapy

Arm 1
BM+
N=71
ACR-368

Primary endpoint
ORR by RECIST 1.1

Arm 2
BM-
N= up to ~150
ACR-368 with ULDG sensitization

Exploratory Arm

Biopsy-Independent Serous Cohort (US + EU)
Subjects with ≤2 lines of prior therapy

Arm 3
Serous All-Comer
N= up to ~90
ACR-368 with ULDG sensitization

Enrollment completion Q4 2026
>20 selected sites in 4 major EU countries

Primary endpoint
ORR by RECIST 1.1

LoT: Lines of Therapy

ESGO CONGRESS 2026
ACR-368-201/GOG-3082 presented by Panagiotis Konstantinopoulos

SEROUS ENDOMETRIAL CANCER - A SIGNIFICANT UNMET NEED


EC Mortality
(US + EU) = ~44K[1,3]
Serous EC
Mortality 40-50%
~18-22K/year[2,3,7]
EC Prevalence
~2.4M patients[1,3]
~58,800
serous
EC[4]



Serous EC is characterized by high-grade aplasia and aggressive histological features

Nakayama, K.; Nakayama, N.; Ishikawa, M.; Miyazaki, K. Cancers 2012, 4, 799-807.

Disproportionate Mortality

- *Accounts for ~40% of all endometrial cancer deaths.*[5]

Limited Effective Treatment Options

- *Only moderate benefit from immunotherapy*
- *Chemotherapy responses short-lived. Rapid resistance, early recurrence.*
- *HER2-targeting benefits smaller proportion, no TP53-directed therapies*

Almost all serous patients progress to ≥2nd line of therapy

SOC in ≥2nd line post-IO/platinum ~15% ORR and ~3.4 months PFS (single agent chemotherapy)[5,6]

[1]SEER database
[2]https://pmc.ncbi.nlm.nih.gov/articles/PMC9445918
[3]Concin, C. et al, ESGO-ESTRO-ESP 2025 Guidelines; Lian Y., Luo P. Annals of Global Health (2025).
[4]Based on internal estimates of approximately 2.4% serous in the prevalence pool given survival approximations
[5]Bogani et al, Gynecol Oncol. 2021 July ; 162(1): 226-234. doi:10.1016/j.ygyno.2021.04.029.
[6]Makker et al, NEJM; 2022; 386:437-48
[7]KOL estimates

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